                            CJD & ASSOCIATES, L.L.C.
                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2001 AND 2000

                             CJD & ASSOCIATES L.L.C.
                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2001 AND 2000

Contents

INDEPENDENT AUDITORS' REPORT.............................................  2

FINANCIAL STATEMENTS.....................................................  3

   BALANCE SHEETS........................................................  4

   STATEMENTS OF INCOME AND MEMBERS' EQUITY..............................  5

   STATEMENTS OF CASH FLOWS..............................................  6

   NOTES TO FINANCIAL STATEMENTS.........................................  7- 10


                          INDEPENDENT AUDITORS' REPORT


To the Members
CJD & Associates, L.L.C.:

We have audited the accompanying balance sheets of

                            CJD & ASSOCIATES, L.L.C.

as of December 31, 2001 and 2000, and the related statements of income and members' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CJD & Associates, L.L.C. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United State of America.


Summers, Spencer & Cavanaugh, CPAs, Chartered
Topeka, Kansas
September 19, 2002

                            CJD & ASSOCIATES, L.L.C.


                              FINANCIAL STATEMENTS

                            CJD & ASSOCIATES, L.L.C.
                                 BALANCE SHEETS
                           DECEMBER 31, 2001 AND 2000

                                     ASSETS
                                                     2001              2000
                                                  -----------       -----------
CURRENT ASSETS
     Cash                                         $   388,062       $    66,752
     Accounts Receivable                            2,205,582         1,396,610
     Other Receivables                                  8,872             3,568
     Securities                                         6,047             2,415
     Prepaid Expenses                                  12,426             7,062
                                                  -----------       -----------
        TOTAL CURRENT ASSETS                        2,620,989         1,476,407
                                                  -----------       -----------
PROPERTY AND EQUIPMENT
     Cost                                             225,931           165,546
     Less: Accumulated Depreciation                  (121,403)          (80,631)
                                                  -----------       -----------
        NET PROPERTY AND EQUIPMENT                    104,528            84,915
                                                  -----------       -----------
OTHER ASSETS
     Expiration Rights                                195,463           195,463
     Less: Accumulated Amortization                   (58,639)          (45,608)
                                                  -----------       -----------
        NET OTHER ASSETS                              136,824           149,855
                                                  -----------       -----------
TOTAL ASSETS                                      $ 2,862,341       $ 1,711,177
                                                  ===========       ===========

                        LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
     Accounts Payable                             $   245,175       $   151,630
     Premiums Payable to Insurance Companies        1,980,939         1,267,565
     Deferred Income                                   31,855            18,004
     Current Maturities of Long-Term Debt              96,941            79,437
                                                  -----------       -----------
        TOTAL CURRENT LIABILITIES                   2,354,910         1,516,636

NON-CURRENT LIABILITIES
     Notes Payable                                         --            96,941
                                                  -----------       -----------
        TOTAL LIABILITIES                           2,354,910         1,613,577

MEMBERS' EQUITY                                       507,431            97,600
                                                  -----------       -----------
TOTAL LIABILITIES AND MEMBERS' EQUITY             $ 2,862,341       $ 1,711,177
                                                  ===========       ===========

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO FINANCIAL
STATEMENTS.

                            CJD & ASSOCIATES, L.L.C.
                    STATEMENTS OF INCOME AND MEMBERS' EQUITY
                     YEARS ENDED DECEMBER 31, 2001 AND 2000


                                              2001               2000
                                           -----------       -----------
OPERATING INCOME
     Insurance commissions                 $ 2,896,522       $ 1,961,324
     Policy fee income                         188,424           138,114
     Other income                                6,349             2,296
                                           -----------       -----------
        TOTAL OPERATING INCOME               3,091,295         2,101,734
                                           -----------       -----------

OPERATING EXPENSES
     Commission expense                      1,136,536           730,897
     Payroll expense                           676,058           580,197
     Depreciation and amortization              63,696            53,815
     Other operating expenses                  511,319           411,482
                                           -----------       -----------
        TOTAL OPERATING EXPENSES             2,387,609         1,776,391
                                           -----------       -----------

INCOME FROM OPERATIONS                         703,686           325,343
                                           -----------       -----------
OTHER INCOME (EXPENSES)
     Interest income                            37,390            24,006
     Interest expense                           (9,384)          (15,231)
     Loss on sale of fixed assets               (1,894)           (2,596)
                                           -----------       -----------
        TOTAL OTHER INCOME (EXPENSES)           26,112             6,179
                                           -----------       -----------
NET INCOME                                     729,798           331,522

MEMBERS' EQUITY AT BEGINNING OF YEAR            97,600           100,369

MEMBERS' DISTRIBUTIONS                        (319,967)         (334,291)
                                           -----------       -----------
MEMBERS' EQUITY AT END OF YEAR             $   507,431       $    97,600
                                           ===========       ===========

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO FINANCIAL
STATEMENTS.

                            CJD & ASSOCIATES, L.L.C.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDED DECEMBER 31, 2001 AND 2000

                                                              2001             2000
                                                            ---------       ---------
CASH FLOWS FROM OPERATING ACTIVITIES:

     NET INCOME                                             $ 729,798       $ 331,522

ADJUSTMENTS TO RECONCILE NET INCOME TO
     NET CASH FLOWS FROM OPERATING ACTIVITIES:

     Depreciation                                              49,991          40,111
     Amortization                                              13,705          13,704
     Loss on sale of fixed assets                               1,894           2,596
     (Increase) decrease in:
        Accounts receivable                                  (808,972)       (293,507)
        Other receivable                                       (5,304)         (3,084)
        Securities                                             (3,632)         (2,415)
        Prepaid expenses                                       (5,364)           (292)
     Increase (decrease) in:
        Accounts payable                                       99,545          59,858
        Premiums payable to insurance companies               713,374          53,437
        Deferred income                                        13,851           7,728
                                                            ---------       ---------
NET CASH PROVIDED BY OPERATING ACTIVITIES
                                                              798,886         209,658
                                                            ---------       ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash payments for property and equipment                 (72,172)        (34,285)
     Cash proceeds from sale of property and equipment             --           9,632
                                                            ---------       ---------
NET CASH USED IN INVESTING ACTIVITIES                         (72,172)        (24,653)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Debt reduction                                           (85,437)        (35,523)
     Members' distributions                                  (319,967)       (334,291)
                                                            ---------       ---------
NET CASH USED IN FINANCING ACTIVITIES                        (405,404)       (369,814)
                                                            ---------       ---------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS          321,310        (184,809)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                 66,752         251,561
                                                            ---------       ---------
CASH AND CASH EQUIVALENTS, END OF PERIOD                    $ 388,062       $  66,752
                                                            =========       =========
CASH PAID FOR INTEREST                                      $   8,913       $  14,151
                                                            =========       =========

SEE ACCOMPANYING SUMMARY OF ACCOUNTING POLICIES AND NOTES TO FINANCIAL
STATEMENTS.

                            CJD & ASSOCIATES, L.L.C.
                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2001 AND 2000

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)  ORGANIZATION

CJD & Associates, L.L.C. is a limited liability company organized under the laws of the state of Kansas on June 11, 1997. It is a licensed insurance agency that sells insurance programs and "targeted market" policies through the Company's network of agents and through agents not necessarily affiliated with the Company under the trade name of Davidson-Babcock. Its registered and principal offices are in Overland Park, Kansas.

(b)  USE OF ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of certain assets, liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

(c)  CASH EQUIVALENTS

For purposes of the statements of cash flows, the Company considers all cash on hand, cash in banks and short-term investments purchased with a maturity of three months or less to be cash and cash equivalents.

(d)  ACCOUNTS RECEIVABLE

Accounts receivable represents the premium due from policyholders and agents, which is net premium payable to insurance companies.

(e)  ALLOWANCE FOR BAD DEBTS

The Company considers all accounts receivable to be fully collectible, therefore no allowance has been recognized for uncollectible amounts.

(f)  REVENUE RECOGNITION

Commission revenue on insurance policy premiums is generally recognized as of the effective date of the policies or, in certain cases, as of the effective date or billing date, whichever is later. Contingent and profit sharing commissions are generally recognized when received. Premiums due from the insured to the Company are reported as assets of the Company and as corresponding liabilities, net of commissions, to the insurance carriers.

In the event of cancellation or reduction in premiums, for policies billed by an insurance carrier, a percentage of the commission revenue is often returned to the insurance carrier. The commission refunds are calculated by the insurance carriers and are typically deducted from amounts due to the Company from insurance carriers.

(g)  PROPERTY AND EQUIPMENT

Depreciable assets are stated at cost less accumulated depreciation. Depreciation is charged to expense using the straight-line method over the estimated useful lives of the assets.

                            CJD & ASSOCIATES, L.L.C.
                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2001 AND 2000

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

(h)  EXPIRATION RIGHTS

Included in other assets are unamortized costs of purchased businesses in excess of the fair value of underlying net tangible assets acquired. The balance is being amortized straight-line over a 15-year period, which is management's estimate of useful life. Amortization expense was $199,447 and $120,126 for the years ended December 31, 2001 and 2000, respectively.

(i)  INCOME TAXES

The Company is taxed as a partnership for federal income tax purposes and, thus, no income tax expense has been recorded in the financial statements. Taxable income of the Company is passed through to the members and reported on their individual tax returns.

(j)  OTHER RECEIVABLE

Included in this category are reimbursements due from employees.

(k)  DEFERRED INCOME

Included in this category is commission income on policies not in effect.

2.   PROPERTY AND EQUIPMENT

A summary of property and equipment and depreciation is as follows:

                                                     2001             2000
                                                   ---------       ---------
Furniture and fixtures                             $  64,030       $  41,282
Office and computer equipment                        161,901         124,264
                                                   ---------       ---------
                                                     225,931         165,546
Less:  Accumulated depreciation                     (121,403)        (80,631)
                                                   ---------       ---------

Property and equipment, net                        $ 104,528       $  84,915
                                                   =========       =========

Depreciation expense                               $  49,991       $  40,111
                                                   =========       =========

                            CJD & ASSOCIATES, L.L.C.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2001 AND 2000

3.   NOTES PAYABLE, AND OTHER LONG-TERM OBLIGATIONS

                                                                                 2001            2000
                                                                               ---------       ---------
Concord General Corporation, Concord, CA, due June 30, 1999.  Interest
rate is 0%, monthly payments of $3,235.  The obligation is a management agreement, in conjunction with, the acquisition of assets.  Payments were
not accepted during 2000 or 2001. Amount is currently payable on demand        $  46,816       $  46,816

D&S Corporation/Classic Fire & Marine Insurance Company, Concord, CA, due
June 30, 2002.  Interest rate is 10%, monthly payments of $7,402. The
Company acquired the assets of D&S Corporation                                    50,125         129,562
                                                                               ---------       ---------

Total notes payable                                                               96,941         176,378

Less:  Current maturities                                                        (96,941)        (79,437)
                                                                               ---------       ---------

Total long-term debt                                                           $      --       $  96,941
                                                                               =========       =========

None of the notes payable contain covenants that: require the Company to maintain minimum financial ratios or net worth; restrict management's ability to pay dividends; restrict management's ability to buy or sell assets; restrict management's ability to incur additional debt; or contain any subjective acceleration clauses.

Interest incurred on notes payable and other long-term obligations for the years ended December 31, 2001 and 2000 is $9,384 and $15,231, respectively.

                            CJD & ASSOCIATES, L.L.C.
                          NOTES TO FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2001 AND 2000

4.   EMPLOYEE BENEFIT PLANS

The Company has a defined contribution retirement plan covering substantially all employees. Employees may contribute up to 15% of their compensation. The Company may contribute an additional amount to the plan at the discretion of the Board of Directors. No employer contributions were charged to expense for periods ended December 31, 2001 and 2000.

5.   CONCENTRATION OF CREDIT RISK

The Company maintains cash balances at several banks. On December 31, 2001 and 2000, the Company had account balances of $440,785 and $180,284, respectively, with one bank which exceeds the $100,000 insurance limit of the Federal Deposit Insurance Corporation.
For the periods ended December 31, 2001 and 2000, the Company derived commission income of 50% and 48%, respectively, from one agent. At December 31, 2001 and 2000, accounts receivable from this agent represented 68% and 47%, respectively, of the total accounts receivable.

6.   SUBSEQUENT EVENTS

The Members sold 100% of their membership interests to Brooke Corporation on July 1, 2002. Securities of $6,047 were distributed to member owners in 2002.

7.   CONTINGENCY

The Company has a contingency that may result in a gain. The liability to Concord General Corporation for management services may be forgiven. The gain is not reflected in the accounts because the ultimate outcome is uncertain.

8.   LEASE OBLIGATION

The Company is obligated by a lease agreement with Pacific Mutual Door Company. The lease is for a five-year term and applies to certain office space commonly known as Corporate Woods Building 11, 10875 Benson, Suite 110, Overland Park, Kansas. Future minimum lease commitments as of December 31, 2001 are as follows:

        PERIOD
         2002                                $ 114,891
         2003                                  120,639
         2004                                  129,746
         2005                                  133,540
         2006                                   55,642
                                             ---------
                                             $ 554,458
                                             =========